Exhibit 99.1

Marvell Announces Expiration Of Hart-Scott-Rodino Waiting Period

SANTA CLARA, Calif. – December 15, 2020– Marvell Technology Group Ltd. (NASDAQ: MRVL) (“Marvell”), a leading provider of data infrastructure semiconductor solutions, today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), as amended, in connection with its previously announced proposed acquisition of Inphi Corporation (“Inphi”), expired at 11:59 p.m. EST on December 14, 2020.

The expiration of the HSR Act waiting period satisfies one of the conditions to the closing of the proposed acquisition, which remains subject to other customary closing conditions, including receipt of shareholder approvals and other regulatory approvals.

Additional information concerning the proposed acquisition, the general meeting of Marvell shareholders and the special meeting of Inphi stockholders will be included in the definitive joint proxy statement/prospectus that will be mailed to all Marvell shareholders and Inphi stockholders.

About Marvell

To deliver the data infrastructure technology that connects the world, we’re building solutions on the most powerful foundation: our partnerships with our customers. Trusted by the world’s leading technology companies for 25 years, we move, store, process and secure the world’s data with semiconductor solutions designed for our customers’ current needs and future ambitions. Through a process of deep collaboration and transparency, we’re ultimately changing the way tomorrow’s enterprise, cloud, automotive, and carrier architectures transform—for the better.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Marvell and Inphi. In connection with the proposed transaction, Marvell and Inphi will cause Marvell Technology, Inc. (f/k/a Maui HoldCo, Inc.), a Delaware corporation and wholly owned subsidiary of Marvell (“MTI”) to file a registration statement on Form S-4 with the Securities and Exchange Commissions (“SEC”), which will include a document that serves as a joint proxy statement of Marvell and Inphi and a prospectus of MTI referred to as a joint proxy statement/prospectus. A joint proxy statement/prospectus will be sent to all Inphi stockholders and all Marvell shareholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF INPHI AND INVESTORS AND SECURITY HOLDERS OF MARVELL ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Marvell shareholders and Inphi stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by Marvell, Inphi or MTI through the website maintained by the SEC at www.sec.gov. The documents filed by Marvell with the SEC also may be obtained free of charge at Marvell’s website at www.marvell.com or upon written request to Marvell Technology Group Ltd. at 5488 Marvell Lane, Santa Clara, CA 95054. The documents filed by Inphi with the SEC also may be obtained free of charge at Inphi’s website at www.inphi.com or upon written request to Inphi Corporation at 110 Rio Robles, San Jose, California 95134.

Participants in the Solicitation

Marvell and Inphi and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Inphi’s stockholders and from Marvell’s shareholders in connection with the proposed transaction. Information about Inphi’s directors and executive officers and their ownership of Inphi’s common stock is set forth in Inphi’s proxy statement for its 2020 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 21, 2020. Information about Marvell’s directors and executive officers is set forth in Marvell’s proxy statement for its 2020 Annual General Meeting of Shareholders on Schedule 14A filed with the SEC on May 28, 2020 and in Marvell’s Current Report on Form 8-K filed with the SEC on July 30, 2020. To the extent that holdings of Inphi’s or Marvell’s securities have changed since the amounts printed in Inphi’s or Marvell’s proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Marvell, Inphi and MTI, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) timing, receipt and terms and conditions of regulatory approvals required for the proposed transaction that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; (ii) the possibility that Marvell shareholders and/or Inphi stockholders do not approve the proposed transaction; (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iv) MTI’s inability to integrate the businesses of Marvell and Inphi; (v) unexpected costs or liabilities relating to the proposed transaction; (vi) the ability of the parties to obtain or complete the financing or any refinancing related to the proposed transaction upon acceptable terms or at all; (vii) potential litigation relating to the proposed transaction that could be instituted against

Marvell, MTI or Inphi or their respective directors or officers; (viii) the risk that disruptions caused by or relating to the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; (ix) the ability of Marvell, Inphi or MTI to retain and hire key personnel; (x) the ability of MTI to protect its intellectual property; (xi) risks related to MTI’s incurrence of indebtedness in connection with the proposed transaction; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) risks relating to the market value of the shares of MTI common stock to be issued in the proposed transaction; (xiv) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xv) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; (xvi) legislative, regulatory and economic developments affecting Marvell’s, Inphi’s or MTI’s business; (xvii) general economic and market developments and conditions; (xviii) the evolving legal, regulatory and tax regimes under which Marvell, Inphi and MTI operate; (xix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s, Inphi’s or MTI’s financial performance; (xx) restrictions during the pendency of the proposed transaction or thereafter that may impact Marvell’s, Inphi’s or MTI’s ability to pursue certain business opportunities or strategic transactions; (xxi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s, Inphi’s or MTI’s response to any of the aforementioned factors; (xxii) the risk of downturns in the highly cyclical semiconductor industry; and (xxiii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Inphi described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Inphi assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Marvell nor Inphi gives any assurance that either Marvell or Inphi will achieve its expectations.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Marvell and the M logo are trademarks of Marvell or its affiliates. Please visit www.marvell.com for a complete list of Marvell trademarks. Other names and brands may be claimed as the property of others.

For further information, contact:

Marvell Investor Relations:

Ashish Saran

408-222-0777

ir@Marvell.com